UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 29, 2019

Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity: 0001595726
COMM 2014-CCRE15 Mortgage Trust

(Exact name of issuing entity)

Central Index Key Number of the sponsor: 0001541294
German American Capital Corporation

(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0001558761
Cantor Commercial Real Estate Lending, L.P.

(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0001555524
LoanCore Capital Markets LLC (formerly known as Jefferies LoanCore LLC)

(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0001542256
Natixis Real Estate Capital LLC

(Exact name of sponsor as specified in its charter)

Central Index Key Number of the registrant: 0001013454

Deutsche Mortgage & Asset Receiving Corporation

(Exact name of registrant as specified in its charter)

Delaware	333-193376-01	38-3925059 38-3925060 38-7111563
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation of registrant)	File Number of issuing entity)	Identification Numbers)

c/o Wells Fargo Bank, N.A.

as Certificate Administrator

9062 Old Annapolis Road

Columbia, MD 21045

(Address of principal executive offices of registrant)

(410) 884-2000

Registrant’s telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company              ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 6.02. Change of Servicer or Trustee.

Pursuant to Sections 3.22 and 7.02 of the Pooling and Servicing Agreement, dated as of February 1, 2014 (the “Pooling and Servicing Agreement”), by and among Deutsche Mortgage & Asset Receiving Corporation, as Depositor, Midland Loan Services, a Division of PNC Bank, National Association, as Master Servicer and Special Servicer (“Midland”), Wells Fargo Bank, National Association, as Trustee, Certificate Administrator, Paying Agent and Custodian, and Park Bridge Lender Services LLC, as Operating Advisor relating to the issuing entity known as COMM 2014-CCRE15 Mortgage Trust (the “Trust”), LibreMax Value Master Fund, Ltd. (“LibreMax”) removed Midland as special servicer under the Pooling and Servicing Agreement and appointed Rialto Capital Advisors, LLC, a Delaware limited liability company (“RCA”), as the replacement special servicer under the Pooling and Servicing Agreement. The removal of Midland as special servicer and appointment of RCA as replacement special servicer under the Pooling and Servicing Agreement is effective as of August 29, 2019 (the “Effective Date”). Capitalized terms used but not defined herein shall have the meanings specified in the Pooling and Servicing Agreement.

Pursuant to Section 3.22 of the Pooling and Servicing Agreement, LibreMax, as Directing Holder under the Pooling and Servicing Agreement, has the right, for long as no Control Termination Event has occurred or is continuing, to terminate the existing special servicer at any time, with or without cause, and appoint a successor special servicer.  A copy of the Pooling and Servicing Agreement was filed as Exhibit 4.1 to the Form 8-K/A filed by the Trust with the Securities and Exchange Commission on April 3, 2014.

The Special Servicer – RCA

RCA is an affiliate of Rialto Capital Management, LLC, a Delaware limited liability company (“RCM”) and Securities and Exchange Commission registered investments adviser. RCM is a vertically integrated commercial real estate investment and asset manager. Previously an indirect wholly-owned subsidiary of Lennar Corporation (“Lennar”) (NYSE: LEN and LEN.B), a national homebuilder, RCM and RCA were acquired on November 30, 2018 by investment funds managed by Stone Point Capital LLC (“Stone Point”) in partnership with RCM’s management team. Stone Point is a financial services and asset management focused private equity firm based in Greenwich, Connecticut. As of June 30, 2019, RCM was the sponsor of, and certain of its affiliates were investors in, eleven private equity fund structures (collectively, the “Funds”) and RCM also advised several other investment vehicles such as coinvestments, joint ventures and separately managed accounts, having over $4.4 billion of regulatory assets under management in the aggregate. Eight of such Funds and investment vehicles are focused in whole or in part on distressed and value-add real estate related investments and/or commercial mortgage-backed securities, seven of such Funds and investment vehicles are focused in whole or in part on investments in commercial mortgage-backed securities and six of such Funds and investment vehicles are focused in whole or in part on mezzanine debt and credit investments.

In addition, RCM has underwritten and purchased, primarily for the Funds, over $7.0 billion in face value of subordinate commercial mortgage-backed securities certificates in approximately 110 securitizations totaling approximately $116 billion in overall transaction size. RCM (or an affiliate) has the right to appoint the special servicer for each of these transactions.

Rialto Management Group, LLC, together with its subsidiaries RCA and RCM (excluding Stone Point), had 230 employees as of June 30, 2019 and is headquartered in Miami with offices located in New York City and Atlanta and additional offices across the United States and in Europe.

RCA has detailed operating policies and procedures which are reviewed at least annually and updated as appropriate. These policies and procedures for the performance of its special servicing obligations are, among other things, in compliance with the applicable servicing criteria set forth in Item 1122 of Regulation AB under the Securities Act. RCA has developed strategies and procedures for managing delinquent loans, loans subject to bankruptcies of the borrowers and other breaches by borrowers of the underlying loan documents that are designed to maximize value from the assets for the benefit of certificateholders. These strategies and procedures vary on a case by case basis, and include, but are not limited to, liquidation of the underlying collateral, note sales, discounted payoffs, and borrower negotiation or workout in accordance with the related servicing standard. The strategy pursued by RCA for any particular property depends upon, among other things, the terms and provisions of the underlying loan documents, the jurisdiction where the underlying property is located and the condition and type of underlying property. Standardization and automation have been pursued, and continue to be pursued, wherever possible so as to provide for continued accuracy, efficiency, transparency, monitoring and controls.

RCA is subject to an annual external audit. As part of such external audit, auditors perform test work and review internal controls throughout the year. While RCA was a part of Lennar, RCA was determined to be Sarbanes-Oxley compliant.

RCA maintains a web-based asset management system that contains performance information at the portfolio, loan and property levels on the various loan and REO assets that it services. Additionally, RCA has a formal, documented disaster recovery and business continuity plan.

As of June 30, 2019, RCA and its affiliates were actively special servicing approximately 168 portfolio loans (and REO properties) with an unpaid principal balance of approximately $2.58 billion (see footnote 2 to the chart below).

RCA is also currently performing special servicing for approximately 111 commercial real estate securitizations.  With respect to such securitization transactions, RCA is administering approximately 7,450 assets with an unpaid principal balance at securitization of approximately $116 billion.  The asset pools specially serviced by RCA include residential, multifamily/condo, office, retail, hotel, healthcare, industrial, manufactured housing and other income-producing properties as well as residential and commercial land.

The table below sets forth information about RCA’s portfolio of specially serviced commercial and multifamily mortgage loans and REO properties in commercial mortgage-backed securitization transactions as of the dates indicated:

CMBS Pools	As of 12/31/2016	As of 12/31/2017	As of 12/31/2018	As of 6/30/2019
Number of CMBS Pools Named Special Servicer............................................	75	90	105	111
Approximate Aggregate Unpaid Principal Balance(1)......................	$79 billion	$91.8 billion	$110.9 billion	$116 billion
Approximate Number of Specially Serviced Loans or REO Properties(2) ..........................................................	37	77	136	168
Approximate Aggregate Unpaid Principal Balance of Specially Serviced Loans or REO Properties(2)..........................................................	$320 million	$1.1 billion	$2.02 billion	$2.58 billion

(1)   Includes all commercial and multifamily mortgage loans and related REO properties in RCA’s portfolio for which RCA is the named special servicer, regardless of whether such mortgage loans and related REO properties are, as of the specified date, specially serviced by RCA.

(2)   Includes only those commercial and multifamily mortgage loans and related REO properties in RCA’s portfolio for which RCA is the named special servicer that are, as of the specified date, specially serviced by RCA. Does not include any resolutions during the specified year.

In its capacity as the special servicer, RCA will not have primary responsibility for custody services of original documents evidencing the underlying mortgage loans. RCA may from time to time have custody of certain of such documents as necessary for enforcement actions involving particular underlying mortgage loans or otherwise. To the extent that RCA has custody of any such documents for any such servicing purposes, such documents will be maintained in a manner consistent with the Servicing Standard (as defined in the Pooling and Servicing Agreement).

RCA does not have any material advancing rights or obligations with respect to the commercial mortgage-backed securities pools as to which it acts as special servicer. In certain instances RCA may have the right or be obligated to make property related servicing advances in emergency situations with respect to certain commercial mortgage-backed securities pools as to which it acts as special servicer.

There are, to the actual current knowledge of RCA, no special or unique factors of a material nature involved in special servicing the particular types of assets included in this securitization transaction, as compared to the types of assets specially serviced by RCA in other commercial mortgage-backed securitization pools generally, for which RCA has developed processes and procedures which materially differ from the processes and procedures employed by RCA in connection with its special servicing of commercial mortgage-backed securitization pools generally. There have not been, during the past three years, any material changes to the policies or procedures of RCA in the servicing function it will perform under the Pooling and Servicing Agreement for assets of the same type included in this securitization transaction.

No securitization transaction in which RCA was acting as special servicer has experienced a servicer event of default as a result of any action or inaction of RCA as special servicer, including as a result of a failure by RCA to comply with the applicable servicing criteria in connection with any securitization transaction. RCA has not been terminated as special servicer in any securitization, either due to a servicing default or the application of a servicing performance test or trigger. RCA has made all advances required to be made by it under the servicing agreements related to the securitization transactions in which RCA is acting as special servicer. There has been no previous disclosure of material noncompliance with the applicable servicing criteria by RCA in connection with any securitization in which RCA was acting as special servicer.

RCA does not believe that its financial condition will have any adverse effect on the performance of its duties under the Pooling and Servicing Agreement and, accordingly, RCA believes that its financial condition will not have any material impact on the mortgage pool performance or the performance of the certificates.

From time to time RCA is a party to lawsuits and other legal proceedings as part of its duties as a loan servicer (e.g., enforcement of loan obligations) and/or arising in the ordinary course of business. RCA does not believe that any such lawsuits or legal proceedings would, individually or in the aggregate, have a material adverse effect on its business or its ability to service loans pursuant to the Pooling and Servicing Agreement. There are currently no legal proceedings pending, and no legal proceedings known to be contemplated by governmental authorities, against RCA or of which any of its property is the subject, that are material to the certificateholders.

RCA occasionally engages consultants to perform property inspections and to provide surveillance on a property and its local market; it currently does not have any plans to engage sub-servicers to perform on its behalf any of its duties with respect to this transaction with the exception of some outsourced base servicing functions.

In the commercial mortgage-backed securitizations in which RCA acts as special servicer, RCA may enter into one or more arrangements with any party entitled to appoint or remove and replace the special servicer to provide for a discount and/or revenue sharing with respect to certain of the special servicer compensation in consideration of, among other things, RCA’s appointment as special servicer under the applicable servicing agreement and limitations on such person’s right to replace RCA as the special servicer.

RCA was appointed as the initial special servicer for (i) each of the Google and Amazon Office Portfolio loan combination and the 625 Madison Avenue loan combination under the COMM 2014-CCRE14 Pooling and Servicing Agreement and is an affiliate of the entity that is the directing holder under the COMM 2014-CCRE14 Pooling and Servicing Agreement, and (ii) the 1760 Third Avenue Mortgage Loan under the pooling and servicing agreement governing the Other Securitization designated as the COMM 2014-LC15 Mortgage Trust and is an affiliate of the entity that is the controlling class representative under the Other Securitization designated as the COMM 2014-LC15 Mortgage Trust pooling and servicing agreement.

A description of additional material terms of the Pooling and Servicing Agreement regarding the role of the special servicer, including limitations on the special servicer's liability under the Pooling and Servicing Agreement and terms regarding the special servicer's removal, replacement, resignation or transfer, is included in the Pooling and Servicing Agreement dated as of February 1, 2014 and filed with the Securities and Exchange Commission.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION
(Registrant)
Date: August 29, 2019
	By:	/s/ Natalie Grainger
Name: Natalie Grainger
Title: Director

	By:	/s/ Matt Smith
Name: Matt Smith
Title: Director